
SAGINAW
SAGINAW

RAND LOGISTICS, INC.



Rand Logistics, Inc. (NASDAQ: RLOG)
Second Quarter FY2014
Earnings Conference Call
November 7, 2013
8:30 a.m. EST



Forward-Looking Statements

This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 12, 2013.

RAND LOGISTICS, INC.

Agenda



- **Introduction**
  Laurence Levy, Executive Chairman

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2014 Insights**
  Ed Levy, President of Rand Logistics

RAND LOGISTICS, INC.

Introduction
Laurence Levy



- Solid Operating Performance in Q2 FY 2014 Despite Challenging Operating Environment
  - Operating income plus depreciation and amortization up 6.0% to $15.6 million
  - Sailing Days increased 8.5%
  - Tonnage hauled increased 9.0% (despite overall declines on the Great Lakes)
  - Vessel operating costs per day reduced by approximately 8.9% or $2,413 per sailing day
  - G&A held flat year over year
- Improved Operating Reliability of Fleet
  - Recent investments yielding improvements
  - Lost Sailing Days due to incidents and mechanical delay days better than historical experience
- Customer Demand and Visibility Improving
  - More efficient trade patterns compared to first half of sailing season
  - Significant portion of fleet now expected to operate into late December, certain vessels will operate in January
  - New business awards for 2014 sailing season should help rebalance commodity mix, improve trade patterns and further solidify leadership position in the river class market

Q2 HIGHLIGHTS:	
Tonnage hauled:	+9.0%
Salt tonnage :	+41.4%
Aggregate tonnage:	+0.3%
Iron ore tonnage:	-8.4%
Marine Freight Revenue:	+10.0%
Sailing Days:	+8.5% / +101 days
Vessels Operated:	15 *(no change)*
Mechanical Delays:	-13% (-31% YTD)
Vessel operating costs/day:	-$2,413
Vessel margin/day:	$14,631
Operating Income plus D&A	+6.0%

RAND LOGISTICS, INC.

The Great Lakes Market: Competitive Dynamics



Type of Vessel	Vessel Physical Characteristics	Commodities	Primary Participants/# of Vessels	
			U.S. Flagged	Canadian Flagged
"Thousand Footers"	– 1,000 feet in length – 60,000 ton capacity	– Iron Ore – Western Coal	American Steamship (GATX)/6 Great Lakes Fleet (CN)/3 Interlake Steamship/4	None
40,000 Ton Class	– 800 feet in length	– Iron Ore – Western Coal	American Steamship (GATX)/1 Great Lakes Fleet/1	None
Mid-Class/Seaway Max	– 650 – 826 feet in length – 20,000 – 30,000 ton capacity	– Iron Ore – Coal (western and eastern) – Aggregates (metallurgical) – Grain	American Steamship (GATX)/7[1] Great Lakes Fleet (CN)/4 Interlake Steamship/4 VTB/ULT/2 Central Marine (Arcelor Mittal)/2 Rand/2	Algoma Central/16 Canada Steamship Lines/12[2] Rand/1
River Class	– 620 – 650 feet in length – 17,000 - 22,000 ton capacity	– Aggregates (construction) – Salt – Coal (western and eastern) – Iron Ore – Grain	Rand/5 American Steamship (GATX)/3 Great Lakes Fleet (CN)/1 Interlake Steamship/1	Rand/4 Algoma Central/3[2]
Bulk Carriers	– Not capable of self-unloading	– Grain – Iron Ore	Interlake/1 Central Marine (Arcelor Mittal)/1	Rand/4 Algoma Central/6[2] Canada Steamship Lines/8

[1] Includes 3 inactive steam powered vessels
[2] Includes 1 inactive vessel

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Operated 15 vessels, consistent with prior year period
- Total Sailing Days increased by 8.5%, or 101 days
  - 1,286 Sailing Days versus theoretical maximum of 1,380
  - 81 of the 94 day difference related to our four bulk carriers and grain seasonality
- Fleet utilization improved to 93% compared to 86% in Q2 2013
  - Sailing Days per vessel averaged 86 of a possible 92 days
- Mechanical delays were down 13% (31% YTD)
- Delay time losses totaled 93 days versus 94 days in Q2 2013
  - Delay Days were 7.2% of actual Sailing Days versus 7.9% in prior year period
  - YTD delay time losses totaled 222 days or 8.7% of Sailing Days versus 194 days, or 8.2%
- Vessel operating costs declined by 8.9%, or $2,413 per Sailing Day
- Vessel margin per day was $14,631 despite suboptimal commodity mix
  - Vessel margin could approach $12,000 per day in FY 2014 after deducting lease and insurance costs of the vessel we elected not to sail
- Total tonnage carried increased by 9.0%, consistent with expectations
- Trade patterns remained inefficient in second quarter
  - Shift in tonnage to lower revenue generating commodities
  - Temporary shutdown of a salt customer's operation
  - Lack of scheduling flexibility due to weakened economic environment

RAND LOGISTICS, INC.

Summary Historical Financial Results





Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$28,922
$15,691
$2,963
$1,929
$30,035
$17,209
$3,436
$2,129
$30,404
$17,962
$3,261
$2,099
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
LTM Sep 2013

Sailing Days	2,883	3,148	3,143	3,338	3,721	3,922	4,111
# of Vessels	13	12	12	12	14	15	15

* **Vessel Operating Exp** is net of fuel surcharge revenue
** **G&A** excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Great Lakes Dry-Bulk Cargo Carriage – September YTD
(net tons in thousands)



Iron Ore
45,000
44,000
43,000
42,000
41,000
40,000
44,597
43,485
-4.3%
41,614
2012
YTD 5-Yr Average
2013



Limestone
21,500
21,000
20,500
20,000
19,500
19,000
20,526
21,220
-6.1%
19,925
2012
YTD 5-Yr Average
2013



Coal
25,000
20,000
15,000
10,000
5,000
0
17,507
21,742
-21.9%
16,979
2012
YTD 5-Yr Average
2013

Rand total tonnage for September YTD increased by 8.2% year-over-year, excluding outside voyage charter.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q2 FY2013



Slag 0.9%
Pet Coke 0.2%
Oxide 0.1%
Coke 0.3%
Grain 6.4%
Salt 6.5%
Ore 11.4%
Coal 16.4%
Aggregates 57.8%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

Q2 FY2014



Slag 3.1%
Pet Coke 1.2%
Oxide 1.5%
Coke 0.3%
Grain 9.1%
Salt 8.4%
Ore 9.6%
Coal 13.6%
Aggregates 53.2%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Sept YTD FY2013



Slag 1.5%
Pet Coke 0.5%
Oxide 0.2%
Coke 0.3%
Grain 7.6%
Salt 7.3%
Ore 11.3%
Aggregates 56.4%
Coal 14.9%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

Sept YTD FY2014



Slag 2.1%
Pet Coke 1.0%
Oxide 0.8%
Coke 0.2%
Grain 8.9%
Salt 10.2%
Ore 10.0%
Aggregates 54.8%
Coal 12.0%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Q2 FY2014 vs. Q2 FY2013

Sailing Days


1,600
1,400
1,200
1,000
800
1,185
8.5%
1,286
Q2 FY2013
Q2 FY2014

Marine Freight Revenue per Day


35,000
33,000
31,000
29,000
32,945
1.4%
33,402
Q2 FY2013
Q2 FY2014

Delay Days


120
80
40
0
94
-1.1%
93
Q2 FY2013
Q2 FY2014

- Our vessel utilization increased from 86% in Q2 FY2013 to 93% in Q2 FY2014 of the theoretical maximum of 1,380 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, decreased from 7.9% in Q2 FY2013 to 7.2% in Q2 FY2014.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Six Months Ended September 2012 vs. September 2013


Sailing Days
3,000
2,500
2,000
1,500
1,000
2,359
8.0%
2,548
Sept YTD FY2013
Sept YTD FY2014


Marine Freight Revenue per Day
34,000
32,000
30,000
28,000
26,000
31,949
1.4%
32,402
Sept YTD FY2013
Sept YTD FY2014


Delay Days
250
200
150
100
50
0
194
14.4%
222
Sept YTD FY2013
Sept YTD FY2014

- Our vessel utilization increased from 86% for Sept. YTD FY2013 to 93% for Sept YTD FY2014 of the theoretical maximum of 2,745 Sailing Days.
- Delay days measure the lost time incurred by our vessels while in operation. The measure includes inclement weather, dock delays, traffic congestion and vessel mechanical delays.
- Our lost time factor, which is delay days as a percentage of Sailing Days, increased from 8.2% for Sept. YTD FY2013 to 8.7% for Sept. YTD FY2014.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





	Three Months Ended September 30, 2013	Three Months Ended September 30, 2012
Sailing Days	1,286	1,185
Freight Revenue/Sailing Day	$33,402	$32,945
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,680	$17,619
G&A (in millions)	$3.2	$3.2
Average F/X Rate	$0.963 USD per CAD	$1.006 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Six Months Ended September 30, 2013	Six Months Ended September 30, 2012
Sailing Days	2,548	2,359
Freight Revenue/Sailing Day	$32,402	$31,949
(Vessel Operating Expenses less Fuel and Other Surcharge Revenue)/Sailing Day	$18,803	$17,618
Repairs and Maintenance Expenses/Sailing Days	$367	$279
G&A (in millions)	$6.1	$6.1
Average F/X Rate	$0.970 USD per CAD	$0.998 USD per CAD

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Q2 FY2014 Actual vs. Q2 FY2013 Actual
(U.S. Dollars 000's)



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.7
$1.2
$0.1
($0.4)
$15.6
Q2 FY2013 Actual
Commodity Mix offset & Increased Sailing Days Impact/Others
Layup/Fitout & Winter Work
Currency Translation
Q2 FY2014 Actual
Q2 FY2013 Actual
Commodity Mix offset & Increased Sailing Days Impact/Others
Layup/Fitout & Winter Work
Currency Translation
Q2 FY2014 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Sept YTD FY2014 vs. Sept YTD FY2013
(U.S. Dollars 000's)


$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$27.0
$1.2
$0.2
($0.5)
($0.3)
$27.6
Sept. YTD FY2013 Actual
Mechanical Incidents
Commodity Mix offset & Increased Sailing Days Impact/Others
Currency Translation
Layup/Fitout & Winter Work
Sept. YTD FY2014 Actual
Sept. YTD FY2013 Actual
Mechanical Incidents
Commodity Mix offset & Increased Sailing Days Impact/Others
Currency Translation
Layup/Fitout & Winter Work
Sept. YTD FY2014 Actual

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh




Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY12 Q2
FY12 Q3
FY12 Q4
FY13 Q1
FY13 Q2
FY13 Q3
FY13 Q4
FY14 Q1
FY14 Q2
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in FY2010 and acquisition related costs in FY2011

RAND LOGISTICS, INC.

Fiscal Year 2014 Insights and Outlook
Ed Levy



- Demand Began to Improve in Second Half of September
  - Significant portion of fleet now expected to operate into late December, several vessels will operate in January
  - Operating efficiency of entire fleet improving
- Substantially Renewed All Existing Material Customer Contracts
  - Significant new business awarded and additional new business expected prior to 2014 sailing season
  - New contracts should help rebalance commodity mix, be accretive to profitability
- Vessel Margin per Day to Approach $12,000 for Fiscal 2014
- Capital Expenditures and Dry Docking Estimated at $13 Million
- Trip Reporting System to Maximize Efficiency of Scheduling
  - Installed on first two ships in late November
  - Fleet wide for 2014 sailing season
- Discussions Advancing to Refinance Preferred Dividends